                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                              STEEL DYNAMICS, INC.
                               OFFER TO EXCHANGE
                             ALL OF THE OUTSTANDING
                          9 1/2% SENIOR NOTES DUE 2009

                                      FOR

   9 1/2% SENIOR NOTES DUE 2009 REGISTERED UNDER THE SECURITIES ACT OF 1933,

     This form or one substantially equivalent hereto must be used by registered holders of outstanding 9 1/2% Senior Notes due 2009 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 9 1/2% Notes due 2009 that have been registered under the Securities Act of 1933 (the "Registered Notes") pursuant to the exchange offer described in the Prospectus dated , 2002 (the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Fifth Third Bank, Indiana (the "Exchange Agent") prior to 5:00 p.m., New York
City time, on           , 2002. This Notice of Guaranteed Delivery may be
delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           Fifth Third Bank, Indiana

         By Registered or Certified Mail:                      By Hand or Overnight Courier:
             FIFTH THIRD BANK, INDIANA                           FIFTH THIRD BANK, INDIANA
 ATTN: GEORGE L. BAWCUM, CORPORATE TRUST SERVICES                CORPORATE TRUST SERVICES
       251 NORTH ILLINOIS STREET, SUITE 310            ATTN: COMPUTERSHARE TRUST COMPANY OF NEW YORK
            INDIANAPOLIS, INDIANA 46204                              WALL STREET PLAZA
                                                                      88 PINE STREET
                                                                 NEW YORK, NEW YORK 10005

                                 By Facsimile:

                                 (317) 383-2992
                        (For Eligible Institutions Only)

                                 By Telephone:

                                 (383) 383-2710

     Delivery of this notice of guaranteed delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to Steel Dynamics, Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

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                                            DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------------------------------------------------
                                       NAME AND ADDRESS OF REGISTERED         CERTIFICATE             PRINCIPAL AMOUNT
               NAME OF                 HOLDER AS IT APPEARS ON THE OLD     NUMBER(S) FOR OLD            OF OLD NOTES
          TENDERING HOLDER                  NOTES (PLEASE PRINT)             NOTES TENDERED               TENDERED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Please sign here

X
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X
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X
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                            SIGNATURE(S) OF OWNER                  DATE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

NAME(S):
--------------------------------------------------------------------------------

CAPACITY:
--------------------------------------------------------------------------------

ADDRESS(ES):
--------------------------------------------------------------------------------

[ ] The Depository Trust Company

(Check if Old Notes will be tendered by book-entry transfer)

ACCOUNT NUMBER:
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             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:----------------------------------------------

Address:---------------------------------------------------

-----------------------------------------------------------
                                        (ZIP CODE)

-----------------------------------------------------------
                         AREA CODE AND TELEPHONE NUMBER
-----------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Title:-----------------------------------------------------

Name:------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Date:------------------------------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3